             VA - Exhibit 13 Calculation of Performance Information



                          Federated         Federated          Federated             Fidelity          Fidelity            Fidelity
                         Prime Money         Utility           High Income         Equity-Income      Asset Manager        Index 500
                           Fund II           Fund II          Bond Fund II           Portfolio         Portfolio           Portfolio
1 Year with
  No Surrender            0.0231            -0.1052             -0.1059              0.0661            -0.0557               -0.1087
3 Year with
  Surrender               0.0067            -0.0196             -0.0535              0.0517             0.0345                 0.084
5 Year with
  Surrender               0.0181             0.0587              0.0197               0.111             0.0875                0.1559
10 Year with
  Surrender                  N/A                N/A                 N/A              0.1541              0.101                   N/A
Since Inception
with Surrender             0.024             0.0699              0.0374              0.1151             0.0936                0.1503
3 Year with No
  Surrender                0.026             0.0008             -0.0317              0.0695             0.0529                0.1007
5 Year with No
  Surrender               0.0254              0.065               0.027              0.1162             0.0931                0.1603
10 Year with No
  Surrender                  N/A                N/A                 N/A              0.1541              0.101                   N/A
Since Inception
  with No
  Surrender                0.024             0.0699              0.0374              0.1151             0.0936                0.1503
Unit Value as
  of 12/31/00          11.765466          16.238443           13.108295           48.982266          28.395614             32.871626
Unit Value as
  of 12/31/99        11.46588669        18.08663862         14.61166041         45.81682666        29.97479265           36.75623072
Fund Inception
   Date                 11/21/94           02/10/94            03/01/94            10/09/86           09/06/89              08/27/92



                         Fidelity          Alger                 Alger         Alger American      Alger American               MFS
                       Contrafund      American Small     American Growth      MidCap Growth       Leveraged AllCap         Emerging
                        Portfolio      Capitalization         Portfolio           Portfolio          Portfolio         Growth Series
1 Year with No
  Surrender              -0.0823            -0.2851             -0.1626              0.0736            -0.2618               -0.2103
3 Year with





  Surrender               0.1118              0.028              0.1562              0.1993             0.2495                 0.206
5 Year with
  Surrender               0.1541              0.045               0.168              0.1688             0.2075                0.1975
10 Year with
  Surrender                  N/A             0.1168              0.1847                 N/A                N/A                   N/A
Since Inception
  with Surrender          0.1924             0.1406              0.1741              0.2057             0.2876                0.2176
3 Year with No
  Surrender               0.1278             0.0466               0.171               0.213             0.2622                0.2196
5 Year with No
  Surrender               0.1586             0.0516              0.1722               0.173             0.2113                0.2014
10 Year with No
  Surrender                  N/A             0.1168              0.1847                 N/A                N/A                   N/A
Since Inception
  with No
  Surrender               0.1924             0.1406              0.1741              0.2057             0.2876                0.2176
Unit Value as
  of 12/31/00          29.144713          51.912594           70.488972           42.737835          45.420457             29.571682
Unit Value as
  of 12/31/99        31.65331586        72.31580024         83.87962011         39.69704645        61.27900154           37.30398501
Fund Inception
  Date                  01/03/95           09/21/88            01/09/89            05/03/93           01/25/95              07/24/95


                            MFS             MFS                  MFS                               First Eagle               Van Eck
                         Research       Growth With            Limited          MFS Total         SoGen Overseas      Worldwide Hard
                          Series       Income Series        Maturity Series     Return Series       Variable Fund        Assets Fund
1 Year with No
  Surrender              -0.0648            -0.0184              0.0424               0.141             0.0536                0.0955
3 Year with
  Surrender               0.0983             0.0564              0.0086              0.0678             0.1324               -0.0626
5 Year with
  Surrender               0.1406             0.1365                 N/A              0.1085                N/A               -0.0099
10 Year with
  Surrender                  N/A                N/A                 N/A                 N/A                N/A                0.0399
Since Inception
  with Surrender          0.1527             0.1479              0.0242               0.136             0.0867                0.0268
3 Year with No
  Surrender               0.1147              0.074              0.0279               0.085             0.1478               -0.0404
5 Year with No
  Surrender               0.1453             0.1413                 N/A              0.1138                N/A               -0.0017
10 Year with No
  Surrender                  N/A                N/A                 N/A                 N/A                N/A                0.0399
Since Inception
  with No
  Surrender               0.1527             0.1479              0.0334               0.136             0.1006                0.0268
Unit Value as
  of 12/31/00          21.956857          20.856034           11.695615           21.814735          14.700158             13.948634
Unit Value as





  of 12/31/99        23.40249805        21.18200894         11.18806146         19.06889093        13.91268507           12.69804557
Fund Inception
  Date                  07/26/95           10/09/95            08/14/96            01/03/95           02/03/97              09/01/89



                          Van Eck         Janus Aspen            Janus            Janus Aspen         Janus Aspen        Janus Aspen
                        Worldwide           Capital          Aspen Growth         Balanced         Flexible Income     International
                         Emerging         Appreciation         Portfolio          Portfolio           Portfolio     Growth Portfolio
1 Year with No
  Surrender              -0.4298            -0.1963             -0.1604             -0.0394             0.0447               -0.1741
3 Year with
  Surrender              -0.1259             0.2592              0.1517              0.1504             0.0195                0.1815
5 Year with
  Surrender              -0.0562                N/A              0.1701              0.1634             0.0507                0.2106
10 Year with
  Surrender                  N/A                N/A                 N/A                 N/A                N/A                   N/A
Since Inception
  with Surrender         -0.0481             0.2841              0.1611              0.1525             0.0638                0.1834
3 Year with No
  Surrender              -0.1004             0.2717              0.1666              0.1653             0.0383                0.1956
5 Year with No
  Surrender              -0.0463                N/A              0.1743              0.1677             0.0572                0.2143
10 Year with No
  Surrender                  N/A                N/A                 N/A                 N/A                N/A                   N/A
Since Inception
  with No
  Surrender              -0.0481             0.2942              0.1611              0.1525             0.0638                0.1834
Unit Value as
  of 12/31/00           7.930349          25.974993           30.317913            28.72717          16.031582             31.252038
Unit Value as
  of 12/31/99        13.83484992         32.1974398         35.98328489         29.81124627        15.30126543           37.70520927
Fund Inception
  Date                  12/21/95           05/01/97            09/13/93            09/13/93           09/13/93              05/02/94



                       Janus Aspen          Alliance          Alliance             American            American            Templeton
                         Worldwide          Premier            Growth             Century              Century            Developing
                          Growth            Growth           and Income           Income &              Value               Markets
                         Portfolio         Portfolio         Portfolio          Growth Fund              Fund
1 Year with No
  Surrender              -0.1715            -0.1824              0.1171             -0.1216              0.162               -0.3365
3 Year with
  Surrender               0.1796             0.1417              0.1167              0.0663             0.0345               -0.1051
5 Year with
  Surrender               0.2063             0.1934              0.1715                 N/A                N/A                   N/A
10 Year with
  Surrender                  N/A                N/A                 N/A                 N/A                N/A                   N/A





Since Inception
  with Surrender          0.2027             0.1829              0.1336                0.09             0.0995               -0.1492
3 Year with No
  Surrender               0.1938             0.1568              0.1325              0.0836             0.0528               -0.0808
5 Year with No
  Surrender                 0.21             0.1973              0.1757                 N/A                N/A                   N/A
10 Year with No
  Surrender                  N/A                N/A                 N/A                 N/A                N/A                   N/A
Since Inception
  with No
  Surrender               0.2027             0.1829              0.1336              0.1039              0.107               -0.1334
Unit Value as
  of 12/31/00          39.169639          42.717206           35.809458           13.798373          16.276547              5.094467
Unit Value as
  of 12/31/99        47.10567257        52.05521576         31.96935307         15.65534698         13.9717732           7.643142596
Fund Inception
  Date                  09/13/93           06/26/92            01/14/91            10/30/97           05/01/96              03/04/96



                       Templeton           Lazard              Lazard          Morgan Stanley      Morgan Stanley
                          Asset          Retirement        Retirement Small    International         Emerging
                     Strategy Fund    Equity Portfolio    Cap Portfolio           Magnum          Markets Equity
1 Year with No
  Surrender              -0.1653            -0.0179              0.1905             -0.1397            -0.4036
3 Year with
  Surrender              -0.0035                N/A              0.0356              0.0245             -0.073
5 Year with
  Surrender               0.0622                N/A                 N/A                 N/A                N/A
10 Year with
  Surrender               0.1024                N/A                 N/A                 N/A                N/A
Since Inception
  with Surrender          0.0846             0.0201                0.03              0.0308            -0.0563
3 Year with No
  Surrender               0.0162                N/A              0.0539              0.0432            -0.0503
5 Year with No
  Surrender               0.0684                N/A                 N/A                 N/A                N/A
10 Year with No
  Surrender               0.1024                N/A                 N/A                 N/A                N/A
Since Inception
  with No
  Surrender               0.0846             0.0491              0.0454              0.0462            -0.0446
Unit Value as
  of 12/31/00          28.222732          11.521804           11.610429           12.116807            8.34914
Unit Value as
  of 12/31/99        33.69270248        11.69551257         9.728037068         14.03524808        13.92919946
Fund Inception
  Date                  08/24/88           03/18/98            11/04/97            01/02/97           10/01/96